UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 17, 2017

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	001-14760	23-2919819
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th Street, 23rd Floor Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 207-2100

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On February 17, 2017, RAIT Financial Trust (“RAIT”) and Paul W. Kopsky, Jr. entered into an offer letter (the “Offer Letter”) and employment agreement (the “Employment Agreement”) providing that Mr. Kopsky would become RAIT’s new Chief Financial Officer (“CFO”) and Treasurer.  The Offer Letter and Employment Agreement contemplate that Mr. Kopsky will begin his employment at RAIT effective February 27, 2017 and assume the CFO and Treasurer roles once James J. Sebra, RAIT’s current CFO and Treasurer, leaves RAIT. As previously disclosed, Mr. Sebra is continuing as RAIT’s CFO and Treasurer until the later to occur of March 31, 2017 or the filing of RAIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 with the U.S. Securities and Exchange Commission (the “SEC”) at which point Mr. Sebra will resign as RAIT’s CFO and Treasurer and leave RAIT.

Prior to joining RAIT, Mr. Kopsky, age 52, was executive vice president and chief operating officer for Hunt Companies, Inc., or Hunt, a diversified financial services holding company, from August 2013 to November 2016.  While at Hunt, Mr. Kopsky served as a director and officer of Hunt Investment Management Company, a Hunt affiliate and an SEC registered investment advisor, from September 2013 to November 2016.  From March 2011 to September 2013, Mr. Kopsky was Managing Director- Investment Banking and Project Finance of Jefferies & Company, Inc., a global investment banking company and broker-dealer. In the period from October 1997 to August 2010, Mr. Kopsky  served in various executive finance/accounting leadership roles for companies including Capmark Financial Group, Inc., a publicly listed commercial mortgage company, Reinsurance Group of America, Incorporated, a publicly traded life reinsurance company, Nationwide Insurance Group, a diversified insurance and financial services company, Lincoln Financial Group, a publicly-traded life insurance company, and Conning Corporation, an asset manager, and its majority owners – MetLife, an insurance company, and Swiss Re, a reinsurance company.  From June 1986 to October 1997, Mr. Kopsky worked for KPMG LLP, a public accounting firm where, in his last role, he served as a senior manager.  Mr. Kopsky is a certified public accountant and has the Series 7, 24, 63, and 79 Financial Industry Regulatory Authority securities license designations.

The terms of Mr. Kopsky’s employment by RAIT, including his salary and the amounts of the 2017 target cash bonus award and 2017 long-term equity awards that he would be eligible for, are set forth in the Offer Letter and Employment Agreement attached to this report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The Employment Agreement provides that Mr. Kopsky will receive an annual base salary of $450,000, and that he is eligible to receive annual bonuses in such amounts as the Compensation Committee of the Board of Trustees of the Company (the “Committee”) may approve in its sole discretion or under the terms of any annual incentive plan of the Company maintained for other senior level executives. With respect to 2017 bonuses, the Offer Letter states that Mr. Kopsky will be included in RAIT’s 2017 award opportunities to be established by the Committee for RAIT’s eligible officers, including that he will be eligible for a 2017 target cash bonus award of $450,000 and 2017 long-term equity awards with an aggregate target value of $650,000. The foregoing description of the Offer Letter and Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Offer Letter and Employment Agreement attached hereto.

Mr. Kopsky also entered into the standard indemnification agreement with RAIT which RAIT offers to its executive officers and trustees, a form of which was filed as Exhibit 10.1 to RAIT’s Form S-11, Registration Statement No. 333-35077.

There are currently no arrangements or understandings between Mr. Kopsky and any other person pursuant to which Mr. Kopsky was appointed to serve as RAIT’s CFO and Treasurer. RAIT is not aware of any transaction or any direct or indirect material interest therein involving Mr. Kopsky or any member of his immediate family requiring disclosure under Item 404(a) of Regulation S-K.  Mr. Kopsky does not have any family relationship with any director or other executive officer of RAIT or any person nominated or chosen by RAIT to become a director or executive officer.

(e)	The disclosure above with respect to Mr. Kopsky’s compensatory arrangements is incorporated herein by reference.

On February 14, 2017, the Committee adopted the following forms to evidence grants made on February 14, 2017 pursuant to the RAIT Financial Trust 2012 Incentive Award Plan (the “IAP”) to certain officers and employees of RAIT, including John (Jamie) J. Reyle, RAIT’s general counsel and a named executive officer (as defined in instruction 4 to Item 5.02 of Form 8-K) of RAIT:

•	a Form of Share Appreciation Rights Award Agreement (the "Form of SARs Award"); and
•	a Form of Share Award Grant Agreement for participants other than non-management trustees (the "Form of Participant Share Award").

The Form of SARs Award sets forth the vesting, exercise, settlement and other terms of share appreciation rights awards granted pursuant to the IAP. The Form of Participant Share Award sets forth the vesting and other terms of share awards granted pursuant to the IAP. The foregoing descriptions of the Form of SARs Award and Form of Participant Share Award do not purport to be complete and are qualified in their entirety by reference to the full text of the Form of SARs Award and Form of Participant Share Award filed as Exhibits 10.3 and 10.4 hereto, respectively, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 21, 2017, RAIT issued a press release announcing that Mr. Kopsky would become RAIT’s CFO and Treasurer.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information reported in this Item, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information reported in this Item shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT FINANCIAL TRUST

Date: February 21, 2017	By:	/s/ Scott L.N. Davidson
	Name:	Scott L.N. Davidson
	Title:	Chief Executive Officer and President

Exhibit Index

Exhibit Number	Description
10.1	Offer Letter dated February 17, 2017 between RAIT Financial Trust and Paul W. Kopsky, Jr.
10.2	Employment Agreement dated February 17, 2017 between RAIT Financial Trust and Paul W. Kopsky, Jr.
10.3	Form of Share Appreciation Rights Award Agreement adopted under the RAIT 2012 Incentive Award Plan (“IAP”) on February 14, 2017.
10.4	Form of Share Award Grant Agreement for participants other than non-management trustees adopted under the IAP on February 14, 2017.
99.1	Press Release of RAIT Financial Trust issued on February 21, 2017